Exhibit 99.1

SkyWater Technology Reports First Quarter 2022 Results
Results Demonstrate Increasing Revenue Momentum and Gross Margin Improvement
BLOOMINGTON, Minn., – MAY 3, 2022 – SkyWater Technology (NASDAQ: SKYT), the trusted technology realization partner, today announced financial results for the first quarter of 2022, ended April 3, 2022.
•Total revenue of $48.1 million, up 25% sequentially and flat year-over-year.
•Net loss to shareholders of $14.5 million, or (30)% of revenue.
•Adjusted EBITDA of $(4.8) million, or (10.0)% of revenue.

“The first quarter of 2022 was an important period of progress toward our long-term objectives for above-industry revenue growth, as well as margin expansion and profitability,” said Thomas Sonderman, SkyWater president and chief executive officer. “We executed a revised contract with our largest historical customer that improves our revenue visibility and momentum towards increased profitability, and which recognizes the value SkyWater brings to the semiconductor industry. We achieved sequential revenue growth across multiple programs, including in our strategic growth initiatives in bio-health, high-performance power, extreme-environment microelectronics, and heterogeneous integration applications in the growing market for advanced semiconductor packaging technologies. While labor and supply chain challenges persist, we believe our strategic growth markets are relatively insulated from short-term signs of softness in PCs and smartphones, providing increased confidence in our revenue growth and profitability objectives. In 2022, our first-quarter results provide improved visibility toward our long-term annual growth target of 25%, which continues to be supported by our sales pipeline growth, new and expected program wins, and the progress of multiple platforms towards productization and anticipated revenue ramps into year-end 2022 and 2023.”
Recent Business Updates:
•Sequential revenue growth achieved in multiple bio-health, DOD, and high-performance power management customer programs
•Executed more favorable terms with our largest historical customer, including increased pricing and improved visibility, with revenue now recognized over time as wafers are fabricated
•Continued progress toward pilot production and anticipated second half 2022 revenue ramp with key customer Rockley Photonics, as they are engaged with multiple wearable and medical device customers to expand their biomarker sensing platform
•Radiation-hardened progress toward the upcoming completion of the development phase and launch of qualification and productization phases, in preparation for anticipated revenue ramp by year-end 2022
•In heterogeneous integration, initiated process for Deca’s M-seriesTM test vehicle builds, which will leverage Deca’s disruptive Adaptive Patterning® technology for fan-out wafer-level packaging applications
•Continued progress toward securing long-term agreements across all market verticals, as we create an increasingly robust sales pipeline
•As a result of improved pricing and increased revenue volume, ongoing gross margin momentum improved
•Continued momentum in U.S. government activities, in partnership with SkyWater, to bolster the domestic semiconductor supply chain and strengthen the defense industrial base
•Increased confidence in 2022 revenue expectations approaching long-term annual growth objective of 25%

Q1 2022 Summary:

GAAP
In USD millions, except per share data	Q1 22	Q1 21	Y/Y	Q4 21	Q/Q
Advanced Technology Services revenue	$26.6	$38.1	(30)%	$24.4	9%
Wafer Services revenue	$21.5	$10.0	115%	$14.2	52%
Revenue	$48.1	$48.1	—%	$38.5	25%
Gross profit (loss)	$(0.9)	$9.2	(110)%	$(16.6)	94%
Gross margin	(2.0)%	19.1%	(2,110) bps	(43.1)%	4,110 bps
Net loss to shareholders	$(14.5)	$(2.8)	(418)%	$(27.0)	46%
Basic loss per share	$(0.36)	$(1.04)	65%	$(0.69)	48%

Non-GAAP
In USD millions, except per share data	Q1 22	Q1 21	Y/Y	Q4 21	Q/Q
Non-GAAP gross profit (loss)	$0.5	$3.8	(86)%	$(2.3)	123%
Non-GAAP gross margin	1.1%	11.5%	(1,040) bps	(6.1)%	720 bps
Non-GAAP net loss to shareholders	$(10.9)	$(2.2)	(387)%	$(11.2)	2%
Non-GAAP basic loss per share	$(0.27)	$(0.85)	68%	$(0.28)	4%
Adjusted EBITDA	$(4.8)	$5.6	(186)%	$(4.7)	(2)%
Adjusted EBITDA margin	(10.0%)	11.7%	(2,170) bps	(12.3%)	230 bps

Q1 2022 Results:
•Revenue: Revenue of $48.1 million was flat year-over-year. Advanced Technology Services revenue of $26.6 million decreased 30% year-over-year due to less non-recurring tool revenue. Advanced Technology Services revenue contains $1.0 million of tool revenue in first quarter 2022 and $15.4 million in first quarter 2021. Wafer Services revenue of $21.5 million increased 115% compared to the first quarter of 2021 driven by the GAAP accounting treatment of the recently revised large customer contract, which resulted in immediate revenue recognition of $8.2 million of work-in-process wafer inventory within the quarter.
•Gross Profit (Loss): GAAP gross loss was $0.9 million, or (2.0)% of revenue, compared to gross profit of $9.2 million, or 19.1% of revenue, in the first quarter of 2021. GAAP gross loss for the first quarter of 2022 includes $1.5 million of equity-based compensation and Florida start-up costs. Cost of revenues in first quarter of 2022 also contained $2.8 million for heterogeneous integration and $1.5 million in depreciation for the radiation hardened facility. Non-GAAP gross profit was $0.5 million, or 1.1% of revenue excluding tool sales, compared to gross profit of $3.8 million, or 11.5% of revenue excluding tool sales, in the first quarter of 2021.
•Net Loss: GAAP net loss to shareholders was $14.5 million, or $(0.36) per share, compared to a net loss to shareholders of $2.8 million, or $(1.04) per share, in the first quarter of 2021. Non-GAAP net loss to shareholders was $10.9 million, or $(0.27) per share, compared to a net loss to shareholders of $2.2 million, or $(0.85) per share, in the first quarter of 2021.
•Adjusted EBITDA: Adjusted EBITDA was $(4.8) million, or (10.0)% of revenue, compared to $5.6 million or 11.7% of revenue in the first quarter of 2021.
•Balance Sheet: Cash and cash equivalents were $6.4 million at quarter end, compared to $12.9 million as of January 2, 2022.
A reconciliation between historical GAAP and non-GAAP information is contained in the tables below in the section titled, “Non-GAAP Financial Measures.”

Investor Webcast
SkyWater will host a conference call today, Tuesday, May 3, 2022, at 3:30 p.m. CT to discuss its first quarter 2022 financial results. A live webcast of the call will be available online at IR.SkyWaterTechnology.com.

About SkyWater Technology
SkyWater (NASDAQ: SKYT) is a U.S. investor-owned semiconductor manufacturer and a DOD-accredited Trusted supplier. SkyWater’s Technology as a ServiceSM model streamlines the path to production for customers with development services, volume production and heterogeneous integration solutions in its world-class U.S. facilities. This pioneering model enables innovators to co-create the next wave of technology with diverse categories including mixed-signal CMOS, ROICs, rad-hard ICs, power discretes, MEMS, superconducting ICs, photonics, carbon nanotubes and interposers. SkyWater serves growing markets including aerospace & defense, automotive, biomedical, cloud & computing, consumer, industrial and IoT. For more information, visit: www.skywatertechnology.com.
SkyWater Technology Forward-Looking Statements
This press release contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements that are based on the Company’s current expectations or forecasts of future events, rather than past, events and outcomes, and such statements are not guarantees of future performance. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information or predictions concerning the Company’s future business, results of operations, financial performance, plans and objectives, competitive position, market trends, and potential growth and market opportunities. In some cases, you can identify forward-looking statements by words such as “intends,” “estimates,” “predicts,” “potential,” “continues,” “anticipates,” “plans,” “expects,” “believes,” “should,” “could,” “may,” “will,” “targets,” “projects,” “seeks” or the negative of these terms or other comparable terminology.
Forward-looking statements are subject to risks, uncertainties and assumptions, which may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Key factors that could cause the Company’s actual results to be different than expected or anticipated include, but are not limited to: our goals and strategies; our future business development, financial condition and results of operations; our ability to continue operating our sole semiconductor foundry at full capacity; our ability to appropriately respond to changing technologies on a timely and cost-effective basis; our customer relationships and our ability to retain and expand our customer relationships; our ability to accurately predict our future revenues for the purpose of appropriately budgeting and adjusting our expenses; our expectations regarding dependence on our largest customers; our ability to diversify our customer base and develop relationships in new markets; the performance and reliability of our third-party suppliers and manufacturers; our ability to procure tools, materials, and chemicals amid industry-wide supply chain shortages; our ability to control costs, including our operating and capital expenses; the size and growth potential of the markets for our solutions, and our ability to serve and expand our presence in those markets; the level of demand in our customers’ end markets; our ability to attract, train and retain key qualified personnel in a competitive labor market; adverse litigation judgments, settlements or other litigation-related costs; changes in trade policies, including the imposition of tariffs; our ability to raise additional capital or financing; our ability to accurately forecast demand; the impact of the COVID-19 pandemic on our business, results of operations and financial condition and our customers, suppliers and workforce; the impact of the COVID-19 pandemic on the global economy; the level and timing of U.S. government program funding; our ability to maintain compliance with certain U.S. government contracting requirements; regulatory developments in the United States and foreign countries; our ability to protect our intellectual property rights; and other factors discussed in the “Risk Factors” section of the annual report on Form 10-K the Company filed with the SEC on March 10, 2022 and in other documents that the Company files with the SEC, which are available at http://www.sec.gov. The Company assumes no obligation to update any forward-looking statements, which speak only as of the date of this press release.
Source String: SkyWater Technology (SKYT-IR)
SkyWater Investor Contact: Claire McAdams | claire@headgatepartners.com
SkyWater Media Contact: Lauri Julian | Media@SkyWaterTechnology.com

SKYWATER TECHNOLOGY, INC.
Consolidated Balance Sheets
(Unaudited)

	April 3, 2022	January 2, 2022
	(in thousands, except share data)
Assets
Current assets:
Cash and cash equivalents	$6,435	$12,917
Accounts receivable, net	47,698	39,381
Inventories	13,113	17,500
Prepaid expenses and other current assets	6,417	3,854
Income tax receivable	744	745
Total current assets	74,407	74,397
Property and equipment, net	187,364	180,475
Intangible assets, net	5,494	3,891
Other assets	4,411	4,835
Total assets	$271,676	$263,598
Liabilities and Shareholders’ Equity
Current liabilities:
Current portion of long-term debt	$1,030	$1,021
Accounts payable	6,014	7,637
Accrued expenses	24,359	17,483
Current portion of contingent consideration	816	816
Deferred revenue - current	23,273	20,808
Total current liabilities	55,492	47,765
Long-term liabilities:
Long-term debt, less current portion and unamortized debt issuance costs	67,727	58,428
Long-term incentive plan	4,249	4,039
Deferred revenue - long-term	82,944	88,094
Deferred income tax liability, net	798	995
Other long-term liabilities	12,957	4,350
Total long-term liabilities	168,675	155,906
Total liabilities	224,167	203,671
Commitments and contingencies
Shareholders’ equity:
Preferred stock, $0.01 par value per share (80,000,000 shares authorized; zero issued and outstanding)	—	—
Common stock, $0.01 par value per share (200,000,000 shares authorized, 39,904,690 and 39,836,038 shares issued and outstanding)	399	398
Additional paid-in capital	118,873	115,208
Accumulated deficit	(71,085)	(54,479)
Total shareholders’ equity, SkyWater Technology, Inc.	48,187	61,127
Non-controlling interests	(678)	(1,200)
Total shareholders’ equity	47,509	59,927
Total liabilities and shareholders’ equity	$271,676	$263,598

SKYWATER TECHNOLOGY, INC.
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended
	April 3, 2022	April 4, 2021
	(in thousands, except share and per share data)
Revenue	$48,121	$48,101
Cost of revenue	49,061	38,935
Gross profit (loss)	(940)	9,166
Research and development	2,282	1,927
Selling, general and administrative expenses	11,690	8,603
Change in fair value of contingent consideration	—	56
Operating loss	(14,912)	(1,420)
Other income (expense):
Interest expense	1,029	(1,058)
Total other expense	1,029	(1,058)
Loss before income taxes	(13,883)	(2,478)
Income tax expense (benefit)	(194)	(425)
Net loss	(13,689)	(2,053)
Less: net income attributable to non-controlling interests	859	758
Net loss attributable to SkyWater Technology, Inc.	$(14,548)	$(2,811)
Net loss per share attributable to common shareholders, basic and diluted:	$(0.36)	$(1.04)
Weighted average shares used in computing net loss per common share, basic and diluted:	39,861,688	3,060,343

SKYWATER TECHNOLOGY, INC.
Consolidated Statements of Cash Flows
(Unaudited)

	Three Months Ended
	April 3, 2022	April 4, 2021
	(in thousands)
Cash flows from operating activities:
Net loss	$(15,747)	$(2,053)
Adjustments to reconcile net loss to net cash flows (used in) provided by operating activities:
Depreciation and amortization	6,458	6,482
Amortization of debt issuance costs included in interest expense	172	160
Long-term incentive and stock-based compensation	3,216	235
Change in fair value of contingent consideration	—	56
Cash paid for contingent consideration in excess of initial valuation	—	(3,356)
Deferred income taxes	(197)	(1,697)
Non-cash revenue related to customer equipment	—	(2,481)
Changes in operating assets and liabilities:
Accounts receivable	(86)	3,265
Inventories	(3,843)	(4,061)
Prepaid expenses and other assets	(2,139)	4,546
Accounts payable and accrued expenses	4,158	2,187
Deferred revenue	(2,684)	(14,514)
Income tax payable and receivable	1	2,807
Net cash used in operating activities	(10,691)	(8,424)
Cash flows from investing activities:
Purchase of software and licenses	(400)	(219)
Purchases of property and equipment	(4,414)	(5,178)
Net cash used in investing activities	(4,814)	(5,397)
Cash flows from financing activities:
Net proceeds on Revolver	9,392	13,030
Proceeds from employee stock purchase plan	659	—
Cash paid for offering costs	—	(1,199)
Cash paid for capital leases	(435)	—
Distributions to VIE member	(337)	(981)
Repayment of Financing	(256)	(249)
Net cash provided by financing activities	9,023	10,601
Net change in cash and cash equivalents	(6,482)	(3,220)
Cash and cash equivalents - beginning of period	12,917	7,436
Cash and cash equivalents - end of period	$6,435	$4,216

Supplemental Revenue and Cost of Revenue Information by Quarter

	Q1 2021	Q2 2021	Q3 2021	Q4 2021	2021	Q1 2022
	(in thousands)
Wafer Services revenue	$10,019	$14,312	$12,652	$14,174	$51,157	$21,546
Advanced Technology Services revenue	38,082	26,877	22,373	24,359	111,691	26,575
Revenue	$48,101	$41,189	$35,025	$38,533	$162,848	$48,121

Tool revenue (included in ATS revenue)	$15,405	$2,346	$281	$1,127	$19,159	$984
Tool cost of revenue	$9,873	$1,223	$281	$701	$12,078	$984
Revenue impact of new contract with significant customer	—	—	—	—	—	$8,230
Cost of revenue impact of new contract with significant customer	—	—	—	—	—	$10,887

Non-GAAP Financial Measures
We provide supplemental non-GAAP financial information that our management utilizes to evaluate our ongoing financial performance and provide additional insight to investors as supplemental information to our U.S. GAAP results. We provide non-GAAP gross profit, non-GAAP gross margin, non-GAAP net loss to shareholders, and non-GAAP net loss per share. We provide these non-GAAP financial measures because we believe this non-GAAP presentation provides a baseline for analyzing trends in our business and to exclude certain items that may not be indicative of our core operating results. The non-GAAP financial measures disclosed in this earnings press release should not be viewed as an alternative to, or more meaningful than, the reported results prepared in accordance with GAAP. In addition, because our non-GAAP measures are not determined in accordance with U.S. GAAP, these measures are susceptible to differing calculations, and not all comparable or peer companies may calculate their non-GAAP measures in the same manner. As a result, the non-GAAP financial measures presented in this earnings press release may not be directly comparable to similarly titled measures presented by other companies.
We also provide adjusted EBITDA and adjusted EBITDA margin as supplemental non-GAAP measurements. We define adjusted EBITDA as net income (loss) before interest expense, income tax provision (benefit), depreciation and amortization, equity-based compensation and certain other items that we do not view as indicative of our ongoing performance, including fair value changes in contingent considerations, management fees, inventory write-down, corporate conversion and IPO related costs, Paycheck Protection Program loan forgiveness, SkyWater Florida start-up costs, net income attributable to non-controlling interests, and management transition expense. We believe adjusted EBITDA is a useful performance measure because it allows for an effective evaluation of our operating performance when compared to our peers, without regard to our financing methods or capital structure. We exclude the items listed above from net income or loss in arriving at adjusted EBITDA because these amounts can vary substantially within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net income determined in accordance with U.S. GAAP. Certain items excluded from adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are reflected in adjusted EBITDA. Our presentation of adjusted EBITDA should not be construed as an indication that our results will be unaffected by the items excluded from adjusted EBITDA. In future fiscal periods, we may exclude such items and may incur income and expenses similar to these excluded items. Accordingly, the exclusion of these items and other similar items in our non-GAAP presentation should not be interpreted as implying that these items are non-recurring, infrequent or unusual, unless otherwise expressly indicated.
The following tables present a reconciliation of the most directly comparable financial measures, calculated and presented in accordance with U.S. GAAP, to our non-GAAP financial measures.

SKYWATER TECHNOLOGY, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)

	Three Months Ended
	April 3, 2022	April 4, 2021	January 2, 2022
	(in thousands)
GAAP revenue	$48,121	$48,101	$38,533
Tool revenue (1)	(984)	(15,405)	(1,127)
Non-GAAP revenue	$47,137	$32,696	$37,406

GAAP cost of revenue	$49,061	$38,935	$55,156
Inventory write-down (2)	—	—	(13,442)
Equity-based compensation (3)	(1,125)	(118)	(1,130)
SkyWater Florida start-up costs (4)	(341)	—	(187)
Cost of tool revenue (1)	(984)	(9,873)	(701)
Non-GAAP cost of revenue	$46,611	$28,944	$39,696

GAAP gross profit (loss)	$(940)	$9,166	$(16,623)
GAAP gross margin	(2.0)%	19.1%	(43.1)%
Inventory write-down (2)	—	—	13,442
Equity-based compensation (3)	1,125	118	1,130
SkyWater Florida start-up costs (4)	341	—	187
Tool revenue (1)	(984)	(15,405)	(1,127)
Cost of tool revenue (1)	984	9,873	701
Non-GAAP gross profit (loss)	$526	$3,752	$(2,290)
Non-GAAP gross margin	1.1%	11.5%	(6.1)%

GAAP research and development	$2,282	$1,927	$1,228
Equity-based compensation (3)	(225)	(9)	655
Non-GAAP research and development	$2,057	$1,918	$1,883

GAAP selling, general and administrative expenses	$11,690	$8,603	$9,951
SkyWater Florida start-up costs (4)	(61)	—	(22)
Equity-based compensation (3)	(1,866)	(108)	(1,655)
Management fees (7)	—	(276)	—
Non-GAAP selling, general and administrative expenses	$9,763	$8,219	$8,274

	Three Months Ended
	April 3, 2022	April 4, 2021	January 2, 2022
	(in thousands)
GAAP net loss to shareholders	$(14,548)	$(2,811)	$(27,036)
Inventory write-down (2)	—	—	13,442
Corporate conversion and initial public offering related costs (5)	—	—	205
SkyWater Florida start-up costs (4)	402	—	209
Fair value changes in contingent consideration (6)	—	56	(154)
Equity-based compensation (3)	3,216	235	2,130
Management fees (7)	—	276	—
Non-GAAP net loss to shareholders	$(10,930)	$(2,244)	$(11,204)

Equity-based compensation allocation in the consolidated statements of operations:
Cost of revenue	$1,125	$118	$1,130
Research and development	225	9	(655)
Selling, general and administrative expenses	1,866	108	1,655
	$3,216	$235	$2,130

SkyWater Florida start-up costs allocation in the consolidated statements of operations:
Cost of revenue	$341	$—	$187
Selling, general and administrative expenses	61	—	22
	$402	$—	$209

	Three Months Ended April 3, 2022
	GAAP	Non-GAAP
Computation of net loss per common share, basic and diluted:	(in thousands, except per share data)
Numerator:
Net loss attributable to SkyWater Technology, Inc.	$(16,606)	$(10,930)
Denominator:
Weighted-average common shares outstanding, basic and diluted	39,862	39,862
Net loss per common share, basic and diluted	$(0.42)	$(0.27)

	Three Months Ended April 4, 2021
	GAAP	Non-GAAP
Computation of net loss per common share, basic and diluted:	(in thousands, except per share data)
Numerator:
Net loss attributable to SkyWater Technology, Inc.	$(2,811)	$(2,244)
Undistributed preferred return to Class B preferred unitholders	(359)	(359)
Net loss attributable to common shareholders	$(3,170)	$(2,603)
Denominator:
Weighted-average Class B preferred units outstanding, basic and diluted	3,060	3,060
Net loss per Class B preferred unit, basic and diluted	$(1.04)	$(0.85)

	Three Months Ended January 2, 2022
	GAAP	Non-GAAP
Computation of net loss per common share, basic and diluted:	(in thousands, except per share data)
Numerator:
Net loss attributable to SkyWater Technology, Inc.	$(27,036)	$(11,204)
Denominator:
Weighted-average common shares outstanding, basic and diluted	39,325	39,325
Net loss per common share, basic and diluted	$(0.69)	$(0.28)

	Three Months Ended
	April 3, 2022	April 4, 2021	January 2, 2022
	(in thousands)
Net loss to shareholders	$(14,548)	$(2,811)	$(27,036)
Interest expense	(1,029)	1,058	839
Income tax expense (benefit)	(194)	(425)	(2,322)
Depreciation and amortization	6,458	6,482	7,068
EBITDA	(9,313)	4,304	(21,451)
Inventory write-down (2)	—	—	13,442
Equity-based compensation (3)	3,216	235	2,130
SkyWater Florida start-up costs (4)	402	—	209
Corporate conversion and initial public offering related costs (5)	—	—	205
Fair value changes in contingent consideration (6)	—	56	(154)
Management fees (7)	—	276	—
Net income attributable to non-controlling interests (8)	859	758	871
Adjusted EBITDA	$(4,836)	$5,629	$(4,748)

__________________
(1)Tool revenue and cost of tool revenue represent the revenue and external costs related to the services we provide to qualify customer funded tool technologies as our customers invest in our capabilities to expand our technology platforms.
(2)Represents the full write-down for inventory to cost of revenue for inventory in which we were contracted to manufacture for a specific customer. The customer's financing for its COVID-19-related business fell through and the customer was unable to meet its contractual payment obligations.
(3)Represents non-cash equity-based compensation expense.
(4)Represents start-up costs associated with our 200 mm heterogeneous integration facility in Kissimmee, Florida, which includes legal fees, recruiting expenses, retention awards and facility start-up expenses. These expenses are not indicative of our ongoing costs and will be discontinued following the start-up of SkyWater Florida.
(5)Represents expenses directly associated with the corporate conversion and IPO, such as professional, consulting, legal and accounting services. This also includes bonus awards granted to employees upon the completion of the IPO. These expenses are not indicative of our ongoing costs and were discontinued following the completion of our initial public offering.
(6)Represents non-cash valuation adjustment of contingent consideration to fair market value during the period.
(7)Represents a related party transaction with Oxbow Industries, our principal stockholder. As these fees are not part of the core business, did not continue after our IPO and are excluded from management’s assessment of the business, we believe it is useful to investors to view our results excluding these fees.
(8)Represents net income attributable to our VIE, which was formed for the purpose of purchasing our land, building with the proceeds of a bank loan. Since depreciation and interest expense are excluded from net loss in our adjusted EBITDA financial measure, we also exclude the net income attributable to the VIE.